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                    [PFL Life Insurance Company Letterhead]



February 7, 2001



VIA EDGAR

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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:     PFL Variable Annuity Fund II
        File No. 811- 02411, CIK 0000078011
        Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), PFL Variable Annuity Fund II, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report for the underlying management investment company Lexington Growth & Income Fund, Inc. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 31, 2000, Lexington Growth & Income Fund, Inc. filed its semi-annual report with the Commission via EDGAR (CIK: 0000059146). To the extent necessary, that filing is incorporated herein by reference.

Very truly yours,

PFL Life Insurance Company

/s/ Frank A. Camp

Frank A. Camp
Division General Counsel
Financial Markets Division